SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ARTISAN COMPONENTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Artisan Components, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Commission File No.: 000-23649

The following is a series of slides presented by Mark Templeton, President and CEO of Artisan Components, Inc. (“Artisan”) and Joy Leo, Vice President, Finance and Administration, and Chief Financial Officer of Artisan, to investors and other attendees at The AEA Classic Financial Conference in Monterey California on Monday November 8, 2004 and Tuesday November 9, 2004.

Leading provider of physical IP for the design and manufacture of complex integrated circuits

Mark Templeton, President & CEO Joy Leo, VP Finance, Administration & CFO

Important Information For Investors and Shareholders

ARM has filed a registration statement on Form F-4 that contains a preliminary proxy statement/prospectus with the SEC in connection with the proposed transaction. The final prospectus/proxy statement will be mailed to the stockholders of Artisan. ARM and Artisan urge investors and security holders to read the proxy statement/prospectus and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by ARM are available free of charge by contacting ARM Holdings plc Investor Relations, 110 Fulbourn Road, Cambridge, UK, CB1 9NJ, +44 (0)1223 400400, and on ARM’s web site at www.arm.com; documents filed with the SEC by Artisan are available free of charge by contacting Artisan Components, Inc. Investor Relations, 141 Caspian Court, Sunnyvale, California, 94089, (408) 734-5600, on Artisan’s web site at www.artisan.com or on the SEC’s web site at www.sec.gov. Documents on ARM’s and Artisan’s web sites are not a part of this communication.

ARM and ARM’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Artisan in connection with the transaction. A description of the interests of directors and executive officers of ARM is set forth in its Annual Report on Form 20-F for the year ended December 31, 2003, which was filed with the SEC. Investors and security holders can obtain additional information regarding the direct and indirect interests of ARM’s directors and executive officers in the transaction by reading the proxy statement/prospectus when it becomes available.

Artisan and Artisan’s directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the transaction. A description of the interests of directors and executive officers of Artisan is set forth in the proxy statement for Artisan’s 2003 annual meeting of stockholders, which was filed with the SEC on January 27, 2004. Investors and security holders can obtain additional information regarding the direct and indirect interests of Artisan’s directors and executive officers in the transaction by reading the proxy statement/prospectus when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about ARM and Artisan. When used in this document, the words “anticipates”, “may”, “can”, “believes”, “expects”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts, in each case as they relate to ARM, Artisan, the management of either such company or the transaction are intended to identify those assertions as forward-looking statements. In making any such statements, the person making them believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of ARM and Artisan, including: the impact of general economic conditions in regions in which either such company currently does business, industry conditions, including competition, fluctuations in exchange rates and currency values, capital expenditure requirements, legislative or regulatory requirements, changes in the tax laws, interest rates and access to capital markets, the possibility that the transaction will not close, that the closing may be delayed or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the reaction of customers of ARM and Artisan to the transaction and economic and political conditions in the U.K., U.S. and elsewhere. The actual results or performance by ARM or Artisan could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of ARM or Artisan. ARM and Artisan are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise. More information about potential factors that could affect ARM’s business and financial results is included in ARM’s Annual Report on Form 20-F for the fiscal year ended December 31, 2003 including (without limitation) under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are on file with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website at www.sec.gov. For more information and additional risk factors regarding Artisan, see the information under the captions “Factors Affecting Future Operating Results” contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Annual Report on Form 10-K for the fiscal year ended September 30, 2003, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004 filed with the SEC.

Artisan Overview

A unique semiconductor IP company

License + royalty revenue model

Based in Sunnyvale, California

340+ employees

More than two thousand companies have licensed Artisan products

Semiconductor IP Discussion

Moore’s Law

Chart of the Day - www.chartoftheday.com

Numberof Transistors

1 Trillion 100 Billion 10 Billion 1 Billion 100 Million 10 Million

1 Million 100 Thousand 10 Thousand 1 Thousand

1970 1980 1990 2000 2010 2020 2030

8086 386 486 Itanium Pentium III Brainium

1 Trillion 100 Billion 10 Billion 1 Billion 100 Million 10 Million

1 Million 100 Thousand 10 Thousand 1 Thousand

System on Chip Design is Complex

Board Level System Design is “Easy”

System Design Requires Components

Most complexity is “black boxed” Designers don’t worry about:

Subsystem design

Manufacturability

Component compatibility

Broad selection of components

Simple integration

Simple validation

IP = Components for SoC Design

Memory

Memory

Microprocessor

Standard Cells

Mixed Signal/Analog

Memory

I/O Cells

IP Value

Physical Value

Process & Circuit Knowledge

Application & Architecture Knowledge

Commodity Region

Functional Value

IP Value

Physical Value

ARTISAN

Highest Value

ARM

Functional Value

Artisan’s Product Focus

Memory

Memory

Memory

Mixed Signal/Analog

Standard Cells

I/O Cells

3 product rules to maximize royalty

Pervasive need

Standard

Diverse market

How It All Fits Together

Architectural IP

Software IP

Physical IP

Combined Value – Low-Power Case Study

IEM OS Software

IEM-Enabled Processors

Low Power Libraries Analog IP Components Extended Range Memories

Power Supply Technology

Power savings are achieved through processor architecture, carefully matched physical IP and optimization software

Business Model

Push / Pull Sales Model

Artisan-Licensed IC Manufacturers

2,000+ Companies Are Active Licensees

Customer Case Study - IBM

IBM

The Artisan Community at Work

IC Designers

“Customers are recognizing that our technology can do much more for their products than traditional foundries are able to provide. We’re working with

Artisan to make it easier for customers to do business with IBM.”

Mike Concannon, VP of Contract Manufacturing Services IBM Microelectronics

Leading IC Manufacturers Choose Artisan

Infineon

IBM Kawasaki National NEC

Hynix

Jazz

Tower

Sharp

Dongbu

Sony

SMIC

TSMC

UMC

First Silicon

Chartered

Silterra

Business Model

License $

Semiconductor Manufacturer

Qualification & Product License

Business Model

Semiconductor Manufacturer

IP Products

Design Teams

Fabless IC Companies

IDMs

ASIC Customers

Business Model

Semiconductor Manufacturer

Design Teams

Fabless IC Companies

IDMs

ASIC Customers

Completed Designs and Production Orders

Business Model

Semiconductor Manufacturer

Royalties

Wafers

Design Teams Fabless IC Companies IDMs

ASIC Customers

The Artisan Loyalty Program

Net Royalty Revenue

Royalty Payments

Manufacturer Future Credit Account License Revenue

Pays for next process generation

Account capped

Must be used within 18 months

No cash refunds

Recurring Revenue Opportunity

Royalty

Process Variation Licenses

Initial License

Royalty based on wafer volume

Follow-on licenses for specific markets

Basic license

Recurring Revenue Opportunity

Revenue repeats at each technology generation

Royalty Process Variation Licenses Initial License

Royalty Process Variation Licenses Initial License

Royalty Process Variation Licenses Initial License

Royalty Process Variation Licenses Initial License

Royalty Process Variation Licenses Initial License

.25 micron

.18 micron

.15 micron

.13 micron

.09 micron

Competitive Environment

In-house

IC design companies IC manufacturers

Commercial

Public companies Private companies

Financial Highlights

Quarterly Revenue Results


(US $ Millions)
$7.6
$8.0
$10.0
$11.7
$14.0
$16.1
$18.9
$19.5
$20.1
$21.4
$22.0
$25.1
Q1'02
Q2'02
Q3'02
Q4'02
Q1'02
Q2'03
Q3'03
Q4'03
Q1'04
Q2'04
Q3'04
Q4'04

Royalty Progression

(US $Millions)

$10.5 $9.5 $4.6 $3.3 $0.7 $31.1

1999 2000 2001 2002 2003 2004

Quarterly Results

(US $ Millions)

$7.6 $8.0 $10.0 $11.7 $14.0 $16.1 $18.9 $ 19.5 $20.1 $21.4 $22.0 $25.1

$0.02 $0.03 $0.06 $0.09 $0.09 $0.09 $0.09 $0.11 $0.14 $0.15 $0.17 $0.24

Q1’02 Q2’02 Q3’02 Q4’02 Q1’02 Q2’03 Q3’03 Q4’03 Q1’04 Q2’04 Q3’04 Q4’04

Net Revenue

Pro-forma EPS (Diluted)*

*Excludes acquisition expenses related to pending merger with ARM, amortization of purchased intangibles, IPR&D and stock-based compensation expenses from past acquisition activities, and non-recurring expenses.

Annual Results

Fiscal Year Ended September 30

(US $ Millions)

$0.19 $37.2 $0.38 $68.5 $0.69 $88.5

2002 2003 2004

Net Revenue

Pro-forma EPS (Diluted)*

*Excludes acquisition expenses related to pending merger with ARM, amortization of purchased intangibles, IPR&D and stock-based compensation expenses from past acquisition activities, and non-recurring expenses.

Balance Sheet Highlights (September 30, 2004)

$153.7 million in cash, cash equivalents & marketable securities

$140.4 million last quarter

$114.3 million last year

DSOs at 36 days (down from 46 days in Q3’04)

$8.0 million in cash flow from operations (3 mos.)

No debt

Quarterly Cash Generation

(US $ Millions)

Excludes net proceeds of approximately $0.2M from our 2003 Secondary public offering

Excludes net proceeds of approximately $53.3M from our 2003 Secondary public offering

$4.8 $4.4 $4.0 $2.5 $1.1 $4.2 $0.7 $4.2 $10.8 $11.1 $13.3

Q2’02 Q3’02 Q4’02 Q1’03 Q2’03 Q3’03 Q4’03 Q1’04 Q2’04 Q3’04 Q4’04

Summary

Efficient business model Large user base

Increasing royalty revenue

Strong cash generation

Strong EPS growth